UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2019

HOVNANIAN ENTERPRISES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8551 (Commission File Number)	22-1851059 (IRS Employer Identification No.)

90 Matawan Road, Fifth Floor

Matawan, New Jersey 07747
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock $0.01 par value per share	HOV	New York Stock Exchange
Preferred Stock Purchase Rights (1)	N/A	New York Stock Exchange
Depositary Shares each representing 1/1,000th of a share of 7.625% Series A Preferred Stock	HOVNP	Nasdaq Global Market

(1) Each share of Class A Common Stock includes an associated Preferred Stock Purchase Right. Each Preferred Stock Purchase Right initially represents the right, if such Preferred Stock Purchase Right becomes exercisable, to purchase from the Company one ten-thousandth of a share of its Series B Junior Preferred Stock for each share of Common Stock. The Preferred Stock Purchase Rights currently cannot trade separately from the underlying Common Stock.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 10, 2019, Hovnanian Enterprises, Inc. (the “Company”) and K. Hovnanian Enterprises, Inc. (“K. Hovnanian”), a wholly owned subsidiary of the Company, consummated the Notes Exchange Offers (as defined below) and the Term Loan Exchange (as defined below). As a result of such transactions, K. Hovnanian issued or borrowed $240.0 million aggregate principal amount of debt and retired $327.9 million aggregate principal amount of debt.

New 2025 Notes Indenture

On December 10, 2019, the Company, K. Hovnanian and the other Guarantors (as defined below) party thereto entered into an Indenture with Wilmington Trust, National Association, as trustee and collateral agent (the “New 2025 Notes Indenture”), under which K. Hovnanian issued $158,502,000 aggregate principal amount of 10.000% Senior Secured 1.75 Lien Notes due 2025 (the “New 2025 Notes”) in exchange for the Old Notes (as defined below) of K. Hovnanian tendered by holders thereof in connection with its previously disclosed exchange offers for such notes (the “Notes Exchange Offers”) and accepted by K. Hovnanian for exchange. The notes exchanged in the Exchange Offers consisted of $23,152,000 aggregate principal amount of 10.000% Senior Secured Notes due 2022 (the “Old 2022 Notes”) and $141,708,000 aggregate principal amount of 10.500% Senior Secured Notes due 2024 (the “Old 2024 Notes” and, collectively with the Old 2022 Notes, the “Old Notes”).

The New 2025 Notes are guaranteed by the Company and substantially all of its subsidiaries, except for K. Hovnanian, its home mortgage subsidiaries, certain of its title insurance subsidiaries, joint ventures and subsidiaries holding interests in joint ventures (collectively, the “Guarantors”). The New 2025 Notes and the guarantees thereof will be secured by substantially all of the assets owned by K. Hovnanian and the Guarantors, subject to permitted liens and certain exceptions. In respect of K. Hovnanian’s other secured obligations, the liens securing the New 2025 Notes are on a parity with any secured obligations that are equal in priority with respect to the assets securing the New 2025 Notes, including the 1.75 Lien Term Loans (as defined below), are senior to the liens securing the Old Notes and any other future secured obligations that are junior in priority with respect to the assets securing the New 2025 Notes and are junior in priority with respect to the assets securing K. Hovnanian’s Senior Secured Revolving Credit Facility, 7.75% Senior Secured 1.125 Lien Notes due 2026, 10.5% Senior Secured 1.25 Lien Notes due 2026 and 11.25% Senior Secured 1.5 Lien Notes due 2026.

The New 2025 Notes bear interest at 10.000% per annum and mature on November 15, 2025. Interest on the New 2025 Notes is payable semi-annually on May 15 and November 15 of each year, beginning on May 15, 2020, to holders of record at the close of business on May 1 or November 1, as the case may be, immediately preceding each such interest payment date.

The New 2025 Notes Indenture contains restrictive covenants that limit, among other things, and in each case, subject to certain exceptions, the ability of the Company and certain of its subsidiaries, including K. Hovnanian, to incur additional indebtedness, pay dividends and make distributions on common and preferred stock, repay certain indebtedness prior to its respective stated maturity, repurchase common and preferred stock, make other restricted payments (including investments), sell certain assets (including in certain land banking transactions), incur liens, consolidate, merge, sell or otherwise dispose of all or substantially all of their assets and enter into certain transactions with affiliates. The New 2025 Notes Indenture also contains customary events of default which would permit the holders of the New 2025 Notes to declare such New 2025 Notes to be immediately due and payable if not cured within applicable grace periods, including the failure to make timely payments on the New 2025 Notes or other material indebtedness, the failure to satisfy covenants, the failure of the documents granting security for the New 2025 Notes to be in full force and effect, the failure of the liens on any material portion of the collateral securing the New 2025 Notes to be valid and perfected and specified events of bankruptcy and insolvency.

A copy of the New 2025 Notes Indenture, including the form of New 2025 Notes, is attached as Exhibit 4.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

New 1.75 Lien Credit Agreement

On December 10, 2019, K. Hovnanian, the Company, the other Guarantors party thereto, Wilmington Trust, National Association, as administrative agent (the “Administrative Agent”), and affiliates of certain investment managers (the “Investors”), as lenders, entered into a credit agreement (the “1.75 Lien Credit Agreement”) providing for $81,498,000 of senior secured 1.75 lien term loans (the “1.75 Lien Term Loans”), that were borrowed by K. Hovnanian and guaranteed by the Guarantors in exchange (the “Term Loan Exchange”) for $162,996,000 of K. Hovnanian’s senior unsecured term loans due February 1, 2027 pursuant to an Exchange Agreement, dated December 10, 2019, by and among K. Hovnanian, the Company, the other Guarantors party thereto and the Investors. The 1.75 Lien Term Loans and the guarantees thereof will be secured on a pari passu basis with the New 2025 Notes by the same assets that secure the New 2025 Notes, subject to permitted liens and certain exceptions. The 1.75 Lien Term Loans will bear interest at a rate equal to 10.0% per annum and will mature on January 31, 2028.

The 1.75 Lien Credit Agreement contains representations and warranties and covenants that limit, among other things, and in each case, subject to certain exceptions, the ability of the Company and certain of its subsidiaries, including K. Hovnanian, to incur additional indebtedness, pay dividends and make distributions on common and preferred stock, repay certain indebtedness prior to its respective stated maturity, repurchase common and preferred stock, make other restricted payments, including investments, sell certain assets (including in certain land banking transactions), incur liens, consolidate, merge, sell or otherwise dispose of all or substantially all of their assets and enter into certain transactions with affiliates. The 1.75 Lien Credit Agreement also contains customary events of default which would permit the Administrative Agent thereunder to exercise remedies with respect to the collateral securing the 1.75 Lien Term Loans and declare the 1.75 Lien Term Loans to be immediately due and payable if not cured within applicable grace periods, including the failure to make timely payments on the 1.75 Lien Term Loans, including any interest and fees due in connection therewith, or other material indebtedness, the failure to satisfy covenants, the material inaccuracy of representations or warranties made, the failure of the documents granting security for the 1.75 Lien Term Loans to be in full force and effect, the failure of the liens on any material portion of the collateral securing the 1.75 Lien Term Loans to be valid and perfected, cross acceleration to other material indebtedness, and specified events of bankruptcy and insolvency.

A copy of the 1.75 Lien Credit Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Collateral Documents and Intercreditor Agreements

In connection with the execution of the 1.75 Lien Indenture and the 1.75 Lien Credit Agreement, K. Hovnanian and the Guarantors entered into various collateral documents, including security agreements and a pledge agreement, copies of which have been filed as Exhibits 10.2 through 10.4 to this Current Report on Form 8-K and are incorporated by reference herein.

In connection with the issuance of the New 2025 Notes, K. Hovnanian and the Guarantors entered into the Joinder, dated as of December 10, 2019 (the “New 2025 Notes Joinder”), to (a) the First Lien Intercreditor Agreement, dated as of October 31, 2019 (the “First Lien Intercreditor Agreement”), which governs the relative rights among the parties holding K. Hovnanian’s senior secured first priority secured debt (the “First Lien Debt”), and (b) the First Lien Collateral Agency Agreement, dated as of October 31, 2019 (the “First Lien Collateral Agency Agreement”), pursuant to which Wilmington Trust, National Association was appointed as the joint first lien collateral agent for perfection purposes with respect to the liens securing the First Lien Debt.

In addition, in connection with the borrowing of the 1.75 Lien Term Loans, K. Hovnanian and the Guarantors entered into the Joinder, dated as of December 10, 2019 (the “1.75 Lien Term Loan Joinder”), to the First Lien Intercreditor Agreement and the First Lien Collateral Agency Agreement.

Finally, in connection with the issuance of the New 2025 Notes and the borrowing of the 1.75 Lien Term Loans, K. Hovnanian and the Guarantors entered into the Joinder, dated as of December 10, 2019 (the “Junior ICA Joinder” and, together with the New 2025 Notes Joinder and the 1.75 Lien Term Loan Joinder, the “Joinders”), to the Second Amended and Restated Intercreditor Agreement, dated as of October 31, 2019, which governs the relative rights between the parties holding K. Hovnanian’s First Lien Debt, on the one hand, and the parties holding K. Hovnanian’s senior secured debt which has a lien priority junior to the liens securing the First Lien Debt, on the other hand.

The foregoing summary of the Joinders does not purport to be complete and is subject to, and qualified in its entirety by, reference to all the provisions of the Joinders, copies of which have been filed as Exhibits 10.5 through 10.7 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1

Indenture dated as of December 10, 2019 relating to the 10.000% Senior Secured 1.75 Lien Notes due 2025, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the subsidiary guarantors named therein and Wilmington Trust, National Association, as Trustee and Collateral Agent, including the form of the 10.000% Senior Secured 1.75 Lien Notes due 2025.

10.1

Credit Agreement, dated as of December 10, 2019, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the subsidiary guarantors named therein, Wilmington Trust, National Association, as Administrative Agent, and the lenders party thereto.

10.2

1.75 Lien Security Agreement, dated as of December 10, 2019, relating to the 10.000% Senior Secured 1.75 Lien Notes due 2025 and the 1.75 Lien Term Loans, made by K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc. and the subsidiary guarantors named therein in favor of Wilmington Trust, National Association, as 1.75 Pari Passu Lien Collateral Agent, and Wilmington Trust, National Association, as Joint First Lien Collateral Agent, Administrative Agent and 1.75 Lien Collateral Agent.

10.3

1.75 Lien Pledge Agreement, dated as of December 10, 2019, relating to the 10.000% Senior Secured 1.75 Lien Notes due 2025 and the 1.75 Lien Term Loans, given by K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc. and the subsidiary guarantors named to Wilmington Trust, National Association, as 1.75 Pari Passu Lien Collateral Agent, and Wilmington Trust, National Association, as Joint First Lien Collateral Agent.

10.4	1.75 Lien Trademark Security Agreement, dated as of December 10, 2019, by K. HOV IP, II, Inc., in favor of Wilmington Trust, National Association, as 1.75 Pari Passu Lien Collateral Agent.

10.5

Joinder No. 1, dated as of December 10, 2019, to the First Lien Intercreditor Agreement and First Lien Collateral Agency Agreement, each dated as of October 31, 2019, among Wilmington Trust, National Association, as 1.75 Lien Trustee and 1.75 Pari Passu Lien Collateral Agent, and acknowledged by Wilmington Trust, National Association, as 1.75 Lien Collateral Agent, with acknowledged receipt by Wilmington Trust, National Association, as Senior Credit Agreement Administrative Agent, 1.125 Lien Trustee, 1.125 Lien Collateral Agent, 1.25 Lien Trustee, 1.25 Lien Collateral Agent, 1.5 Lien Trustee, 1.5 Lien Collateral Agent and Joint First Lien Collateral Agent.

10.6

Joinder No. 2, dated as of December 10, 2019, to the First Lien Intercreditor Agreement and First Lien Collateral Agency Agreement, each dated as of October 31, 2019, among Wilmington Trust, National Association, as Administrative Agent and 1.75 Pari Passu Lien Collateral Agent, with acknowledged receipt by the Senior Credit Agreement Administrative Agent, 1.125 Lien Trustee, 1.125 Lien Collateral Agent, 1.25 Lien Trustee, 1.25 Lien Collateral Agent, 1.5 Lien Trustee, 1.5 Lien Collateral Agent and Joint First Lien Collateral Agent.

10.7

Joinder, dated as of December 10, 2019, to the Second Amended and Restated Intercreditor Agreement, dated as of October 31, 2019, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the subsidiary guarantors named therein and Wilmington Trust, National Association, as 1.75 Lien Trustee, 1.75 Term Loan Administrative Agent and 1.75 Pari Passu Lien Collateral Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC. (Registrant)

By:	/s/ Michael Discafani
Name: Michael Discafani
Title: Vice President, Corporate Counsel and Secretary

Date: December 11, 2019